UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 16, 2008
(Date of earliest event reported)	June 12, 2008

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 12, 2008, ONEOK, Inc. and ONEOK Partners, L.P. announced that they will participate in the 18th Annual Wachovia Securities Nantucket Equity Conference in Nantucket, Massachusetts, on Tuesday, June 24, 2008, beginning at approximately 10:15 a.m. Eastern Daylight Time (9:15 a.m. Central Daylight Time).

John W. Gibson, chief executive officer of ONEOK, Inc., and chairman, president and chief executive officer of ONEOK Partners GP, L.L.C., our general partner, will present.

The presentation will be webcast live and accessible at ONEOK's web site (http://www.oneok.com) and ONEOK Partners' web site (http://www.oneokpartners.com). A replay of the webcast will be archived for 90 days after the seminar.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated June 12, 2008.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	June 16, 2008	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

3